EXHIBIT 99.1

WaMu Capital Corp.
July Position
30 Year Conforming Alt A; NETRATE gt 6.75
132 records
Balance: 17,142,194

Selection Criteria: 30 Year Conforming Alt A; NETRATE gt 6.75
Table of Contents
  Disclaimer
  Summary
  Gross Interest Rate
  Mortgage Interest Rates
  Original Balance
  Current Balance
  Original LTV
  Property Type
  State
  Original Term
  Documentation
  Original FICO
  Loan Purpose
  Occupancy Type
  Interest Only
  Prepay Penalty

1. Disclaimer

The information contained herein has not been independently verified by WaMu Capital Corp. The information contained herein is preliminary and subject to change, and supersedes information contained in any prior collateral term sheet for this transaction.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 212-702 6910, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

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2. Summary

Total Number of Loans: 132
Total Balance: 17,142,194.32
Weighted Average Note Rate: 7.450
Non-Zero Weighted Average Original LTV: 82.60
Calif %: 1.57
Non-Zero Weighted Average FICO: 695
Stated Original WAM: 360
Stated Current WAM: 359.20

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3. Gross Interest Rate

Gross Interest Rate	Net Pass Through	Count	Balance
7.125	6.875	26	3,449,504.00
7.250	7.000	41	5,597,937.84
7.375	7.125	13	1,449,905.85
7.500	7.250	15	1,384,890.39
7.625	7.375	13	1,776,171.74
7.750	7.500	4	551,795.22
7.875	7.625	6	742,411.11
8.000	7.750	8	1,198,267.51
8.125	7.875	2	485,800.00
8.375	8.125	2	252,059.21
8.500	8.250	2	253,451.45
Total:	7.200	132	17,142,194.32

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4. Mortgage Interest Rates

Mortgage Interest Rates	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
7.001 - 7.250	67	9,047,441.84	52.78	7.202	360	697	80	135,036.45
7.251 - 7.500	28	2,834,796.24	16.54	7.436	360	699	82	101,242.72
7.501 - 7.750	17	2,327,966.96	13.58	7.655	360	685	86	136,939.23
7.751 - 8.000	14	1,940,678.62	11.32	7.952	360	693	88	138,619.90
8.001 - 8.250	2	485,800.00	2.83	8.125	360	701	93	242,900.00
8.251 - 8.500	4	505,510.66	2.95	8.438	360	674	92	126,377.67
Total:	132	17,142,194.32	100.00	7.450	360	695	83	129,865.11

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5. Original Balance

Original Balance	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	10	396,950.00	2.31	7.426	360	695	75	39,695.00
50,000.01 - 100,000.00	43	3,273,202.00	19.08	7.392	360	690	79	76,120.98
100,000.01 - 150,000.00	37	4,526,884.00	26.39	7.513	360	693	84	122,348.22
150,000.01 - 200,000.00	24	4,121,945.00	24.04	7.508	360	695	85	171,747.71
200,000.01 - 250,000.00	9	1,991,450.00	11.61	7.299	360	693	77	221,272.22
250,000.01 - 300,000.00	3	816,450.00	4.76	7.171	360	726	85	272,150.00
300,000.01 - 350,000.00	5	1,644,750.00	9.59	7.533	360	700	87	328,950.00
350,000.01 - 400,000.00	1	380,000.00	2.21	7.625	360	674	80	380,000.00
Total:	132	17,151,631.00	100.00	7.450	360	695	83	129,936.60

Min: 32,000.00
Max: 380,000.00
Avg: 129,936.60
Total: 17,151,631.00

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6. Current Balance

Current Balance	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	10	396,741.08	2.31	7.426	360	695	75	39,674.11
50,000.01 - 100,000.00	43	3,271,127.13	19.08	7.392	360	690	79	76,072.72
100,000.01 - 150,000.00	37	4,524,306.10	26.39	7.513	360	693	84	122,278.54
150,000.01 - 200,000.00	25	4,320,388.45	25.20	7.513	360	695	86	172,815.54
200,000.01 - 250,000.00	8	1,790,389.40	10.44	7.263	360	694	75	223,798.68
250,000.01 - 300,000.00	3	816,036.00	4.76	7.171	360	726	85	272,012.00
300,000.01 - 350,000.00	5	1,644,008.20	9.59	7.533	360	700	87	328,801.64
350,000.01 - 400,000.00	1	379,197.96	2.21	7.625	360	674	80	379,197.96
Total:	132	17,142,194.32	100.00	7.450	360	695	83	129,865.11

Min: 32,000.00
Max: 380,000.00
Avg: 129,936.60
Total: 17,151,631.00

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7. Original LTV

Original LTV	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
<= 60.00	7	859,581.52	5.01	7.237	360	648	40	122,797.36
60.01 - 70.00	5	489,507.55	2.86	7.267	360	678	67	97,901.51
70.01 - 75.00	14	1,658,635.11	9.68	7.316	360	700	74	118,473.94
75.01 - 80.00	47	5,522,957.09	32.22	7.383	360	694	80	117,509.73
80.01 - 85.00	6	854,079.33	4.98	7.323	360	678	84	142,346.56
85.01 - 90.00	32	4,445,011.11	25.93	7.481	360	708	90	138,906.60
90.01 - 95.00	21	3,312,422.61	19.32	7.702	360	696	95	157,734.41
Total:	132	17,142,194.32	100.00	7.450	360	695	83	129,865.11

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8. Property Type

Property Type	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
Condominium	6	646,063.78	3.77	7.493	360	700	80	107,677.30
PUD	21	3,431,387.26	20.02	7.526	360	704	87	163,399.39
Single Family Residence	88	10,429,482.38	60.84	7.417	360	693	82	118,516.85
Three/Four Family	4	942,696.14	5.50	7.537	360	697	80	235,674.04
Two Family	13	1,692,564.76	9.87	7.432	360	689	81	130,197.29
Total:	132	17,142,194.32	100.00	7.450	360	695	83	129,865.11

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9. State

State	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
FL	24	3,185,541.94	18.58	7.579	360	709	81	132,730.91
TX	11	1,330,876.06	7.76	7.220	360	682	85	120,988.73
IL	10	1,811,039.65	10.56	7.377	360	710	83	181,103.97
MI	9	807,372.02	4.71	7.518	360	687	86	89,708.00
MO	7	524,634.43	3.06	7.376	360	712	79	74,947.78
OH	7	521,215.16	3.04	7.592	360	678	82	74,459.31
GA	6	890,676.15	5.20	7.337	360	675	83	148,446.03
IN	5	523,133.77	3.05	7.419	360	664	87	104,626.75
KS	5	384,760.65	2.24	7.864	360	669	87	76,952.13
MA	5	1,071,012.36	6.25	7.733	360	693	90	214,202.47
Other	43	6,091,932.13	35.54	7.383	360	695	81	141,672.84
Total:	132	17,142,194.32	100.00	7.450	360	695	83	129,865.11

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10. Original Term

Original Term	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
360	132	17,142,194.32	100.00	7.450	360	695	83	129,865.11
Total:	132	17,142,194.32	100.00	7.450	360	695	83	129,865.11

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11. Documentation

Documentation	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
1 Paystub & Verbal Verification of Employment	1	143,450.00	0.84	7.750	360	706	95	143,450.00
1 Paystub, 1 W-2, and VVOE or 1 Yr 1040	5	487,264.09	2.84	7.454	360	695	81	97,452.82
Full Doc	8	972,374.18	5.67	7.177	360	676	83	121,546.77
No Employment/Income Verification	56	8,003,719.26	46.69	7.557	360	707	84	142,923.56
Verbal Verification of Employment	62	7,535,386.79	43.96	7.366	360	684	81	121,538.50
Total:	132	17,142,194.32	100.00	7.450	360	695	83	129,865.11

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12. Original FICO

Original FICO	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
520 - 539	1	214,000.00	1.25	7.250	360	531	34	214,000.00
540 - 559	1	99,400.00	0.58	7.250	360	549	70	99,400.00
560 - 579	1	103,500.00	0.60	7.125	360	576	90	103,500.00
600 - 619	1	39,946.14	0.23	8.000	360	607	8	39,946.14
620 - 639	9	1,285,442.40	7.50	7.384	360	632	84	142,826.93
640 - 659	16	2,169,111.69	12.65	7.553	360	650	81	135,569.48
660 - 679	23	2,463,012.47	14.37	7.537	360	669	84	107,087.50
680 - 699	22	2,650,287.04	15.46	7.522	360	689	87	120,467.59
700 - 719	17	2,425,632.88	14.15	7.437	360	709	79	142,684.29
720 - 739	22	2,635,029.84	15.37	7.431	360	726	83	119,774.08
740 - 759	8	1,550,163.61	9.04	7.263	360	751	86	193,770.45
760 - 779	8	1,059,515.21	6.18	7.280	360	769	85	132,439.40
780 - 799	2	263,499.35	1.54	7.375	360	780	80	131,749.68
800 - 820	1	183,653.69	1.07	8.000	360	800	95	183,653.69
Total:	132	17,142,194.32	100.00	7.450	360	695	83	129,865.11

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13. Loan Purpose

Loan Purpose	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
Purchase	88	11,640,661.87	67.91	7.506	360	706	86	132,280.25
Refi - Cash Out	38	4,494,491.60	26.22	7.306	360	671	76	118,276.09
Refi - Rate Term	6	1,007,040.85	5.87	7.444	360	678	72	167,840.14
Total:	132	17,142,194.32	100.00	7.450	360	695	83	129,865.11

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14. Occupancy Type

Occupancy Type	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
Investment	51	5,320,427.45	31.04	7.425	360	715	82	104,322.11
Owner Occupied	76	10,950,011.19	63.88	7.468	360	686	83	144,079.09
Second Home	5	871,755.68	5.09	7.377	360	686	80	174,351.14
Total:	132	17,142,194.32	100.00	7.450	360	695	83	129,865.11

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15. Interest Only

Interest Only	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	128	16,430,594.32	95.85	7.433	360	695	82	128,364.02
120	4	711,600.00	4.15	7.841	360	692	89	177,900.00
Total:	132	17,142,194.32	100.00	7.450	360	695	83	129,865.11

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16. Prepay Penalty

Prepay Penalty	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	129	16,689,687.37	97.36	7.446	360	695	82	129,377.42
12	1	194,750.00	1.14	7.625	360	686	95	194,750.00
36	2	257,756.95	1.50	7.582	360	711	87	128,878.48
Total:	132	17,142,194.32	100.00	7.450	360	695	83	129,865.11

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R:\SEA_WCC\shared\_PSTBKU\Brent Harlow\July Posiiton\July Position, 6-21-05.cas
Jun 23, 2005 15:03